Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AND AMENDMENT NO. 1 TO GUARANTEE AND COLLATERAL AGREEMENT

This Amendment No. 2 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement dated as of September 13, 2013 (this “Amendment”), is made by and among GRAPHIC PACKAGING INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), GRAPHIC PACKAGING HOLDING COMPANY, a Delaware corporation (“Holding”), GRAPHIC PACKAGING CORPORATION, a Delaware corporation (“GPC”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as Administrative Agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”) and in its capacities as Alternative Currency Funding Fronting Lender and Swing Line Lender thereunder and Euro Tranche Swing Line Lender hereunder, each of the existing Lenders under such Credit Agreement that are party hereto (collectively, the “Existing Lenders”), each of the Persons becoming Lenders by the execution of this Amendment (the “Joining Lenders”), each of the Subsidiaries of the Borrower becoming Incremental Revolving Tranche Borrowers by execution of this Amendment, and each of the Subsidiary Guarantors signatory hereto.

RECITALS:

A. The Borrower, the Administrative Agent, and the Existing Lenders have entered into that certain Amended and Restated Credit Agreement dated as of March 16, 2012 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of December 18, 2012 (“Amendment No. 1”) and in effect on the date hereof, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility, including letter of credit and swing line subfacilities.

B. Holding, GPC, the Borrower and each of the Subsidiary Guarantors (collectively, the “Guarantors”) have entered into that certain Amended and Restated Guarantee and Collateral Agreement dated as of March 16, 2012 (as in effect on the date hereof, the “Guarantee and Collateral Agreement”) (i) pursuant to which Holding, GPC and the Subsidiary Guarantors have guaranteed, among other things, the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (ii) which secures, among other things, the Obligations of the Loan Parties under the Credit Agreement and other Loan Documents.

C. The Borrower has requested (i) that certain Lenders provide a Euro-denominated revolving credit facility in an aggregate amount of up to €75,000,000.00 (such Euro-denominated revolving credit facility, the “Incremental Euro Tranche Facility”), including a swing line subfacility thereunder, to it and certain of its Subsidiaries, (ii) that certain Lenders provide a Yen-denominated revolving credit facility in an aggregate amount of up to ¥2,500,000,000.00 (such Yen-denominated revolving credit facility, the “Incremental Yen Tranche Facility” and, together with the Incremental Euro Tranche Facility, collectively, the

“Incremental Revolving Tranche Facilities”) to it and certain of its Subsidiaries, and (iii) that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement, all as set forth herein.

D. The Administrative Agent and the Lenders signatory hereto are willing to so amend the Credit Agreement and, in the case of the Lenders with commitments listed on Schedule 1, including the Joining Lenders (collectively, the “Incremental Revolving Tranche Lenders”), to provide the Incremental Revolving Tranche Facilities, as applicable, in each case on the terms and conditions contained in this Amendment.

In furtherance of the foregoing, the parties agree as follows:

1. Incremental Revolving Tranche Facilities.

(a) Incremental Facility Amendment. The parties hereto agree and acknowledge that for all purposes this Amendment shall be considered an “Incremental Facility Amendment,” as such term is defined in and used in the Credit Agreement, each Incremental Revolving Tranche Credit Facility shall constitute an “Incremental Revolving Tranche Facility,” as such term is defined in and used in the Credit Agreement and each Incremental Revolving Tranche Facility shall constitute a Facility separate from the other Incremental Revolving Tranche Facility for all purposes of the Credit Agreement, including for determining (i) the Applicable Percentages of each Incremental Revolving Tranche Lender with respect to each Incremental Revolving Tranche Facility, (ii) whether, as to an Incremental Revolving Tranche Facility, an Incremental Revolving Tranche Lender is an Appropriate Lender, (iii) which Lenders constitute Required Incremental Revolving Tranche Lenders as to such Incremental Revolving Tranche Facility, and (iv) the Incremental Revolving Tranche Exposure with respect to each Incremental Revolving Tranche Facility; provided that for the purpose of computing the usage of the basket in clause (a) of the first sentence of subsection 2.6 of the Credit Agreement, the aggregate amount of outstanding Incremental Revolving Tranche Commitments (as defined below) and Incremental Revolving Tranche Loans (as defined below) provided pursuant to this Amendment shall be disregarded. In furtherance of the foregoing, in all instances in the Credit Agreement where references appear to “the Incremental Revolving Tranche Facility”, “the Incremental Revolving Tranche Commitments” or “the Incremental Revolving Tranche Loans”, such references shall be deemed to refer to “each applicable Incremental Revolving Tranche Facility”, “the applicable Incremental Revolving Tranche Commitments” and “the applicable Incremental Revolving Tranche Loans,” as appropriate, mutatis mutandis. The Incremental Revolving Tranche Facilities shall rank pari passu in right of payment and of security with the other Facilities existing under the Credit Agreement on the Amendment Effective Date (as defined below).

(b) Defined Terms. As used in this Section 1, the following terms shall have the following meanings:

“Amendment Effective Date”: as defined in Section 5 of this Amendment.

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“Available Currency”: (a) in the case of the Incremental Euro Tranche Facility and any Euro Tranche Swing Line Borrowings, Euro or Sterling and (b) in the case of the Incremental Yen Tranche Facility, Yen.

“Available Incremental Revolving Tranche Commitment”: as to any Incremental Revolving Tranche Lender with respect to an Incremental Revolving Tranche Facility at any time, an amount equal to the excess, if any, of (a) the amount of such Incremental Revolving Tranche Lender’s Incremental Revolving Tranche Commitment at such time with respect to such Facility over (b) the Outstanding Amount at such time of all Incremental Revolving Tranche Loans made by such Incremental Revolving Tranche Lender with respect to such Facility. For the avoidance of doubt, Euro Tranche Swing Line Loans shall not be included in calculating the Available Incremental Revolving Tranche Commitments for the purpose of Section 1(j) of this Amendment.

“Business Day”: any day other than a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed for business and:

(a) if such day relates to any Loan denominated in Euro, means a TARGET Day;

(b) if such day relates to any interest rate settings as to a Loan denominated in an Available Currency other than Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

(c) if such day relates to any fundings, disbursements, settlements and payments in an Available Currency other than Euro, or any other dealings in any Available Currency other than Euro to be carried out pursuant to this Amendment in respect of any such Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency;

provided, that, in the case of any interest rate setting, funding, disbursement, settlement, payment or other dealing under the Incremental Yen Tranche Facility, such day shall also be a day on which banks are open for foreign exchange business in Hong Kong.

“Designated Responsible Officer”: shall mean (i) the chief financial officer, the treasurer or any assistant treasurer of the Borrower and (ii) with respect to any Foreign Obligor, any expressly-named specific individual employee or representative of such Foreign Obligor designated in writing to the Administrative Agent from time to time by any of the individuals set forth in the preceding clause (i) as having the capacity and authority to request Loans under any applicable Incremental Revolving Tranche Facility.

“Euro Tranche Swing Line Borrowing”: a borrowing of a Euro Tranche Swing Line Loan pursuant to Section 1(f) of this Amendment.

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“Euro Tranche Swing Line Lender”: Bank of America in its capacity as provider of Euro Tranche Swing Line Loans, or any successor swing line lender hereunder.

“Euro Tranche Swing Line Loan”: as defined in Section 1(f) of this Amendment.

“Euro Tranche Swing Line Loan Notice”: a notice delivered pursuant to Section 1(f) of this Amendment of a Euro Tranche Swing Line Borrowing, which shall be substantially in the form of Exhibit B attached hereto or such other form as may be approved by the Administrative Agent.

“Euro Tranche Swing Line Sublimit”: an amount equal to the lesser of (a) €7,500,000.00 and (b) the Incremental Revolving Tranche Commitments in respect of the Incremental Euro Tranche Facility. The Euro Tranche Swing Line Sublimit is part of, and not in addition to, the Incremental Revolving Tranche Commitments under the Incremental Euro Tranche Facility.

“Incremental Euro Tranche Facility”: as defined in Recital C of this Amendment.

“Incremental Revolving Tranche Borrower”: as defined in Section 1(c) of this Amendment.

“Incremental Revolving Tranche Commitment”: as to each Incremental Revolving Tranche Lender with respect to an Incremental Revolving Tranche Facility, its obligation (a) to make Incremental Revolving Tranche Loans under such Facility pursuant to this Amendment, and (b) in the case of the Incremental Euro Tranche Facility, purchase participations in Euro Tranche Swing Line Loans in an aggregate principal amount at any one time outstanding not to exceed, in the case of the Incremental Euro Tranche Facility, the Euro amount set forth opposite such Incremental Revolving Tranche Lender’s name on Schedule 1 under the caption “Incremental Euro Tranche Commitment” and, in the case of the Incremental Yen Tranche Facility, the Yen amount set forth opposite such Incremental Revolving Tranche Lender’s name on Schedule 1 under the caption “Incremental Yen Tranche Commitment,” or, in both cases, opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes an Incremental Revolving Tranche Lender, as such amount may be adjusted from time to time in accordance with this Amendment and the applicable provisions of the Credit Agreement.

“Incremental Revolving Tranche Commitment Period”: in respect of each Incremental Revolving Tranche Facility, the period from and including the Amendment Effective Date to the earliest of (a) the Termination Date, and (b) the date of termination of the Incremental Revolving Tranche Commitments in accordance with this Amendment and the applicable provisions of the Credit Agreement.

“Incremental Revolving Tranche Facilities”: as defined in Recital C of this Amendment.

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“Incremental Revolving Tranche Lenders”: as defined in Recital D of this Amendment.

“Incremental Revolving Tranche Loan”: as defined in Section 1(c) of this Amendment.

“Incremental Revolving Tranche Loan Notice”: a notice delivered pursuant to Section 1(d) of this Amendment of (a) a Borrowing of Incremental Revolving Tranche Loans, or (b) a continuation of Incremental Revolving Tranche Loans, which shall be substantially in the form of Exhibit A-1 or A-2 attached hereto or such other form as may be approved by the Administrative Agent.

“Incremental Yen Tranche Facility”: as defined in Recital C of this Amendment.

“Interest Period”: as to each Eurocurrency Loan, the period commencing on the date such Eurocurrency Loan is disbursed or converted to or continued as a Eurocurrency Loan and ending on (i) the date one, two, three or six months thereafter, in each case as selected by the applicable Incremental Revolving Tranche Borrower in its Incremental Revolving Tranche Loan Notice, and (ii) if requested by applicable Incremental Revolving Tranche Borrower and consented to by all the Appropriate Lenders in accordance with this Amendment, the date that is 12 months thereafter; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Termination Date of the Facility under which such Loan was made.

“Outstanding Amount”: (a) with respect to Incremental Revolving Tranche Loans and Euro Tranche Swing Line Loans denominated in Euro, the aggregate outstanding principal amount thereof, (b) with respect to Incremental Revolving Tranche Loans and Euro Tranche Swing Line Loans denominated in Sterling, the equivalent amount thereof in Euros as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Euros with Sterling and (c) with respect to Incremental Revolving Tranche Loans denominated in Yen, the aggregate outstanding principal amount thereof, in all cases after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date.

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“Overnight LIBOR Rate”: in relation to any Euro Tranche Swing Line Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate approved by the Euro Tranche Swing Line Lender and the Administrative Agent, as published on the applicable Telerate screen page (or such other commercially available source providing such quotations as may be designated by the Euro Tranche Swing Line Lender from time to time) at approximately 11:00 a.m., London time, on the date of such requested Euro Tranche Swing Line Loan (in the case of Loans in Sterling) or two Business Days prior to the date of such Euro Tranche Swing Line Loan (in the case of Loans in Euro) for deposits in the applicable currency.

“TARGET Day”: any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) reasonably determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Termination Date”: with respect to each Incremental Revolving Tranche Facility, September 13, 2018; provided, that if such date is not a Business Day, the Termination Date shall be the next preceding Business Day.

(c) Incremental Revolving Tranche Commitments. Subject to the terms and conditions set forth herein (including, in the case of initial Loans to an Incremental Revolving Tranche Borrower (other than the Borrower) the conditions of Section 1(o) to the designation of such Subsidiary as an Incremental Revolving Tranche Borrower with respect to such Facility) and in clauses (a), (b) and (d) of subsection 6.2 of the Credit Agreement (with the references in clause (d) to the “Required Revolving Lenders”, “L/C Issuer” and “the relevant Alternative Currency” being deemed to refer to the “Required Incremental Revolving Tranche Lenders under the Incremental Euro Tranche Facility”, the “Euro Tranche Swing Line Lender” and “Sterling”, respectively), each Incremental Revolving Tranche Lender severally agrees to make loans (each such loan, an “Incremental Revolving Tranche Loan”) to the Borrower and each Subsidiary of the Borrower designated to be a borrower under such Incremental Revolving Tranche Facility pursuant to Section 1(o) of this Amendment (together with the Borrower, collectively, the “Incremental Revolving Tranche Borrowers”), in the Available Currency requested by the applicable Incremental Revolving Tranche Borrower from time to time, on any Business Day during the Incremental Revolving Tranche Commitment Period, in an aggregate amount not to exceed at any time outstanding the amount of such Incremental Revolving Tranche Lender’s Incremental Revolving Tranche Commitment as to the applicable Facility; provided, however, that after giving effect to any Borrowing under such Facility, (i) the aggregate Outstanding Amount of all Incremental Revolving Tranche Loans under such Facility, plus, in the case of the Incremental Euro Tranche Facility, the aggregate Outstanding Amount of all Euro Tranche Swing Line Loans shall not exceed the aggregate Incremental Revolving Tranche Commitments then in effect with respect to such Facility, and (ii) the aggregate Outstanding Amount of the Incremental Revolving Tranche Loans of any Incremental Revolving Tranche Lender as to a Facility plus, in the case of the Incremental Euro Tranche Facility, such Incremental Revolving Tranche Lender’s Applicable Percentage of the Outstanding Amount of all Euro Tranche Swing Line Loans shall not exceed such Incremental Revolving Tranche Lender’s Incremental

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Revolving Tranche Commitment as to such Facility. Within the foregoing limits and subject to the other terms and conditions hereof and under the Credit Agreement, each Incremental Revolving Tranche Borrower may borrow, prepay and reborrow Incremental Revolving Tranche Loans provided under this Amendment. Incremental Revolving Tranche Loans shall be Eurocurrency Loans and shall be made only in Available Currencies. Without limitation of the foregoing, subsection 1.4 of the Credit Agreement shall not apply to the Incremental Revolving Tranche Facilities.

(d) Borrowings and Continuations.

(i) Each Borrowing under an Incremental Revolving Tranche Facility and each continuation of Incremental Revolving Tranche Loans shall be made upon the delivery to the Administrative Agent of an Incremental Revolving Tranche Loan Notice, appropriately completed and signed by a Designated Responsible Officer of the applicable Incremental Revolving Tranche Borrower. Each such notice shall be irrevocable and must be received by the Administrative Agent not later than 10:00 a.m. (London time, in the case of the Incremental Euro Tranche Facility, and Hong Kong time, in the case of the Incremental Yen Tranche Facility) three Business Days prior to the requested date of any Borrowing of or continuation of Incremental Revolving Tranche Loans; provided, however, that if the applicable Incremental Revolving Tranche Borrower wishes to request Incremental Revolving Tranche Loans having an Interest Period of twelve months as provided in the definition of “Interest Period” (the option of a nine month Interest Period no longer being available), the applicable notice must be received by the Administrative Agent not later than 10:00 a.m. (London time, in the case of the Incremental Euro Tranche Facility, and Hong Kong time, in the case of the Incremental Yen Tranche Facility), four Business Days prior to the requested date of such Borrowing or continuation of Incremental Revolving Tranche Loans, whereupon the Administrative Agent shall give prompt notice to the applicable Incremental Revolving Tranche Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 10:00 a.m. (London time, in the case of the Incremental Euro Tranche Facility, and Hong Kong time, in the case of the Incremental Yen Tranche Facility), three Business Days before the requested date of such Borrowing or continuation of Incremental Revolving Tranche Loans, the Administrative Agent shall notify the applicable Incremental Revolving Tranche Borrower (which notice may be by telephone) whether or not an Interest Period of twelve months has been consented to by all the applicable Incremental Revolving Tranche Lenders; provided that the failure of any Incremental Revolving Tranche Lender to respond to a request for an Interest Period of twelve months prior to such time shall be deemed to be a refusal to consent to such Interest Period by such Incremental Revolving Tranche Lender. Each Borrowing of or continuation of Incremental Revolving Tranche Loans shall be in an amount not less than (x) in the case of Incremental Euro Tranche Facility, €400,000 (in the case of Euro borrowings) (or integral multiples of €100,000 in excess of that amount) and £300,000 (in the case of Sterling borrowings) (or integral multiples of £100,000 in excess of that amount) and (y) in the case of the Incremental Yen Tranche Facility, ¥50,000,000 (or integral multiples of ¥10,000,000 in excess of that amount).

(ii) Each Incremental Revolving Tranche Loan Notice shall specify (1) which Incremental Revolving Tranche Facility is being utilized, (2) the Incremental Revolving Tranche Borrower requesting such Borrowing of or continuation of Incremental Revolving Tranche Loans,

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(3) whether such Incremental Revolving Tranche Borrower is requesting a Borrowing or a continuation of Incremental Revolving Tranche Loans, (4) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (5) the principal amount of Incremental Revolving Tranche Loans to be borrowed or continued, (6) the duration of the Interest Period with respect thereto, and (7) in the case of the Incremental Euro Tranche Facility, the Available Currency in which the Incremental Revolving Tranche Loans are to be borrowed (which shall be made in Euro if an Incremental Revolving Tranche Borrower fails to specify a currency). If an Incremental Revolving Tranche Borrower fails to give a timely notice requesting a continuation, then the applicable Incremental Revolving Tranche Loans shall be continued as Incremental Revolving Tranche Loans in their original currencies with an Interest Period of one month. Any such automatic continuation as Incremental Revolving Tranche Loans with an Interest Period of one month shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Incremental Revolving Tranche Loans. If the applicable Incremental Revolving Tranche Borrower requests a Borrowing of or continuation of Incremental Revolving Tranche Loans in any such Incremental Revolving Tranche Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Incremental Revolving Tranche Loan may be converted into or continued as an Incremental Revolving Tranche Loan denominated in a different currency, but instead must be repaid in the original currency of such Incremental Revolving Tranche Loan.

(iii) Following receipt of an Incremental Revolving Tranche Loan Notice requesting a Borrowing of Incremental Revolving Tranche Loans, the Administrative Agent shall promptly notify each Incremental Revolving Tranche Lender under the applicable Facility of the amount (and, in the case of the Incremental Euro Tranche Facility, currency) of its Applicable Percentage of such Incremental Revolving Tranche Loans. If no timely notice of a continuation is provided by the applicable Incremental Revolving Tranche Borrower, the Administrative Agent shall notify each Incremental Revolving Tranche Lender under the applicable Facility of the details of any automatic conversion to Eurocurrency Loans with an Interest Period of one month. Each Incremental Revolving Tranche Lender shall make the amount of its Incremental Revolving Tranche Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 10:00 a.m. (London time, in the case of the Incremental Euro Tranche Facility, and Hong Kong time, in the case of the Incremental Yen Tranche Facility) on the Business Day specified in the applicable Incremental Revolving Tranche Loan Notice. Upon satisfaction of the conditions set forth herein (including the applicable conditions in subsection 6.2 of the Credit Agreement), the Administrative Agent shall make all funds so received available to the applicable Incremental Revolving Tranche Borrower in like funds as received by the Administrative Agent either by (x) crediting the account of the applicable Incremental Revolving Tranche Borrower on the books of Bank of America with the amount of such funds or (y) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Incremental Revolving Tranche Borrower. After giving effect to all Borrowings of Incremental Revolving Tranche Loans and all continuations of Incremental Revolving Tranche Loans, there shall not be more than twelve Interest Periods in effect in respect of the Incremental Euro Tranche Facility and not more than six Interest Periods in effect in respect of the Incremental Yen Tranche Facility.

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(e) Termination or Reduction of Incremental Revolving Tranche Commitments. The Borrower (on behalf of all Incremental Revolving Tranche Borrowers) may, upon notice to the Administrative Agent, terminate all of the Incremental Revolving Tranche Commitments in respect of a Facility provided hereunder, or from time to time permanently reduce such Commitments, without penalty or premium; provided that (i) any such notice shall be received by the Administrative Agent not later than 12:00 noon (London time, in the case of the Incremental Euro Tranche Facility, and Hong Kong time, in the case of the Incremental Yen Tranche Facility) three Business Days prior to the date of termination or reduction, and (ii) the Borrower shall not terminate or reduce such Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate Outstanding Amount of all Incremental Revolving Tranche Loans under such Facility, plus, in the case of the Incremental Euro Tranche Facility, the aggregate Outstanding Amount of all Euro Tranche Swing Line Loans would exceed the Incremental Revolving Tranche Commitments as to such Facility. The Administrative Agent will promptly notify the Incremental Revolving Tranche Lenders of any such notice of termination or reduction of the Commitments under any Facility as to which it holds a Commitment. The amount of a Commitment reduction under the Incremental Euro Tranche Facility shall not be applied to the Euro Tranche Swing Line Sublimit unless otherwise specified by the Borrower. Any reduction of the Incremental Revolving Tranche Commitments in respect of any Facility shall be applied to the Commitments of each Incremental Revolving Tranche Lender according to its Applicable Percentage of such Facility. All fees accrued until the effective date of any termination of the Incremental Revolving Tranche Commitments in respect of any Facility shall be paid on the effective date of such termination. Any such reduction shall be in an amount equal to the Minimum Principal Amount and shall reduce permanently the Incremental Revolving Tranche Commitments in respect of the applicable Facility then in effect. Notwithstanding anything to the contrary contained herein, the Borrower may rescind any notice of termination under this Section 1(e) if such termination would have been made in connection with a refinancing or replacement of all or a portion of the Incremental Revolving Tranche Loans, which refinancing or replacement shall not be consummated or shall otherwise be delayed.

(f) Euro Tranche Swing Line Subfacility.

(i) The Incremental Euro Tranche Facility shall include a swingline subfacility, which is part of, and not in addition to, the Incremental Revolving Tranche Commitments thereunder. Bank of America in its capacity as the Euro Tranche Swing Line Lender agrees, in reliance on the agreements of the other Incremental Revolving Tranche Lenders under such Facility set forth herein, to make loans in the Available Currencies (each such loan, a “Euro Tranche Swing Line Loan”) to the Incremental Revolving Tranche Borrowers thereunder from time to time on any Business Day during the Incremental Revolving Tranche Commitment Period in an aggregate amount not to exceed at any time outstanding Euro Tranche Swing Line Sublimit, notwithstanding the fact that such Euro Tranche Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Incremental Euro Tranche Loans of the Lender acting as Euro Tranche Swing Line Lender may exceed the amount of such Lender’s Commitment to the Incremental Euro Tranche Facility; provided, however, that (A) after giving effect to any Euro Tranche Swing Line Loan, (1) the aggregate Outstanding Amount of all Incremental Revolving Tranche Loans under the Incremental Euro Tranche

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Facility and Euro Tranche Swing Line Loans shall not exceed the Commitments to the Incremental Euro Tranche Facility at such time, and (2) the aggregate Outstanding Amount of the Incremental Revolving Tranche Loans under the Incremental Euro Tranche Facility of any Incremental Revolving Tranche Lender at such time plus such Lender’s Applicable Percentage of the Outstanding Amount of all Euro Tranche Swing Line Loans at such time shall not exceed such Lender’s Commitment to the Incremental Euro Tranche Facility; and (B) the Euro Tranche Swing Line Lender shall not be under any obligation to make any Euro Tranche Swing Line Loan at any time there is a Defaulting Lender with a Commitment to the Incremental Euro Tranche Facility. Within the foregoing limits, and subject to the other terms and conditions hereof, the Incremental Revolving Tranche Borrowers under the Incremental Euro Tranche Facility may borrow, prepay and reborrow Euro Tranche Swing Line Loans under this Section 1(f). Each Euro Tranche Swing Line Loan shall bear interest at a rate equal to the Overnight LIBOR Rate plus the Applicable Margin in respect of Eurocurrency Loans reflected in the definition of “Pricing Grid” in Section 2(b) below. Immediately upon the making of a Euro Tranche Swing Line Loan, each Incremental Revolving Tranche Lender with a Commitment under the Incremental Euro Tranche Facility shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Euro Tranche Swing Line Lender a risk participation in such Euro Tranche Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Euro Tranche Swing Line Loan.

(ii) Each Euro Tranche Swing Line Borrowing shall be made upon the delivery to the Euro Tranche Swing Line Lender and Administrative Agent of a Euro Tranche Swing Line Loan Notice, appropriately completed and signed by a Designated Responsible Officer of the applicable Incremental Revolving Tranche Borrower. Each such notice shall be irrevocable and must be received by the Euro Tranche Swing Line Lender and the Administrative Agent not later than 11:00 a.m. (London time) on the requested borrowing date, and shall specify (x) the amount to be borrowed, which shall be in the Minimum Principal Amount, and (y) the requested borrowing date, which shall be a Business Day. Unless the Euro Tranche Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Incremental Revolving Tranche Lender with a Commitment to the Incremental Euro Tranche Facility) prior to 12:00 p.m. (London time) on the date of the proposed Euro Tranche Swing Line Borrowing (A) directing the Euro Tranche Swing Line Lender not to make such Euro Tranche Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 1(f)(i) above, or (B) that one or more of the applicable conditions specified in subsection 6.2 of the Credit Agreement is not then satisfied, then, subject to the terms and conditions hereof and the Credit Agreement, the Euro Tranche Swing Line Lender will, not later than 3:00 p.m. (London time) on the borrowing date specified in such Euro Tranche Swing Line Loan Notice, make the amount of its Euro Tranche Swing Line Loan available to the applicable Incremental Revolving Tranche Borrower at its office by crediting the account thereof on the books of the Euro Tranche Swing Line Lender in Same Day Funds

(iii) The Euro Tranche Swing Line Lender at any time in its sole and absolute discretion may request that each of the Incremental Revolving Tranche Lenders fund its risk participation in the relevant Euro Tranche Swing Line Loan, and each Incremental Revolving Tranche Lender shall make an amount equal to its Applicable Percentage in respect of the

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Incremental Euro Tranche Facility available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Euro Tranche Swing Line Loan) for the account of the Euro Tranche Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. (London time) on the Business Day immediately following such request. If any Incremental Revolving Tranche Lender fails to make available to the Administrative Agent for the account of the Euro Tranche Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 1(f)(iii), the Euro Tranche Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Euro Tranche Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Euro Tranche Swing Line Lender in connection with the foregoing. If such Incremental Revolving Tranche Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Incremental Revolving Tranche Lender’s funded participation in the relevant Euro Tranche Swing Line Loan. A certificate of the Euro Tranche Swing Line Lender submitted to any Incremental Revolving Tranche Lender (through the Administrative Agent) with respect to any amounts owing under this Section 1(f) shall be conclusive absent demonstrable error. Each Incremental Revolving Tranche Lender’s obligation to purchase and fund risk participations in Euro Tranche Swing Line Loans pursuant to this Section 1(f) shall be absolute and unconditional and shall not be affected by any circumstance, including (x) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Euro Tranche Swing Line Lender, any Incremental Revolving Tranche Borrower or any other Person for any reason whatsoever, (y) the occurrence or continuance of a Default, or (z) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such funding of risk participations shall relieve or otherwise impair the obligation of any Incremental Revolving Tranche Borrower to repay Euro Tranche Swing Line Loans, together with interest as provided herein.

(iv) The repayment of participations, interest and payment provisions set forth in subsections 2.4(d), (e) and (f) of the Credit Agreement shall apply to Euro Tranche Swing Line Loan, mutatis mutandis, except that the reference to Base Rate Loans in subsection 2.4(e) of the Credit Agreement shall be disregarded. Each reference to “Credit Extension” and “Request for Credit Extension” included in Section 5 and subsection 6.2 of the Credit Agreement shall be deemed to include a reference to a borrowing of Euro Tranche Swing Line Loans and request therefor, respectively. Each reference to “Swing Line Lender” and “Swing Line Loans” included in the definitions of “Interest Payment Date,” “Lender,” “Required Lenders” and “Secured Parties” in the Credit Agreement and subsections 2.5(b), 4.6(c), 5.15, 10.1, 10.6, 10.9, 11.1(a)(xii), 11.2, 11.3, 11.5(b), 11.6(b), 11.7 and 11.12 of the Credit Agreement and related references to “the Revolving Credit Facility” and “Revolving Credit Lenders” included therein shall be deemed to include references to the Euro Tranche Swing Line Lender, Euro Tranche Swing Line Loans, the Incremental Euro Tranche Facility and Incremental Euro Tranche Lenders where appropriate.

(g) Repayment of Loans. The final maturity and “Termination Date” with respect to each Incremental Revolving Tranche Facility shall be the Termination Date set forth in Section 1(b)

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above. Each Incremental Revolving Tranche Borrower shall pay to the Administrative Agent for the account of (i) each Incremental Revolving Tranche Lender, the then unpaid principal amount of each Incremental Revolving Tranche Loan of such Lender made to such Incremental Revolving Tranche Borrower on the Termination Date (or such earlier date on which the Incremental Revolving Tranche Loans become due and payable pursuant to Section 9 of the Credit Agreement) and (ii) the Euro Tranche Swing Line Lender, the then unpaid principal amount of the Euro Tranche Swing Line Loan made to such Incremental Revolving Tranche Borrower on the Termination Date (or such earlier date on which the Euro Tranche Swing Line Loans become due and payable pursuant to Section 9 of the Credit Agreement).

(h) Interest Rates. For all purposes and uses in the Credit Agreement (including without limitation for purposes of the definition of “Default Rate” and subsection 4.1(a) thereof), the rates per annum applicable to Eurocurrency Loans in the Pricing Grid (as amended pursuant to Section 2 below) shall be considered the “Applicable Margin” applicable to the Incremental Revolving Tranche Facilities. Without limitation of the foregoing, each Incremental Revolving Tranche Borrower shall pay to the Administrative Agent for the account of each Incremental Revolving Tranche Lender, interest on the Incremental Revolving Tranche Loans made by such Incremental Revolving Tranche Lender to such Incremental Revolving Tranche Borrower on each Interest Payment Date at the rates per annum applicable to Eurocurrency Loans (including the Applicable Margin) in accordance with subsection 4.1 of the Credit Agreement.

(i) Optional and Mandatory Prepayments. The Incremental Euro Tranche Facility shall be subject to optional and mandatory prepayment on the same terms as Revolving Credit Loans and Swing Line Loans pursuant to subsections 4.2(a) through (g) of the Credit Agreement, except that (i) provisions applicable to the fronting of Alternative Currencies by the Alternative Currency Fronting Lender shall not apply, and (ii) the notice periods and Minimum Principal Amounts with respect to borrowings set forth above shall apply with respect to prepayments of the Incremental Revolving Tranche Facilities. Without limitation of the foregoing, the Incremental Revolving Tranche Loans shall share in mandatory prepayments pursuant to subsection 4.2(b) of the Credit Agreement on a pro rata basis with Revolving Credit Loans. If the Administrative Agent notifies the Borrower at any time that the sum of the Outstanding Amount of all Incremental Revolving Tranche Loans under the Incremental Euro Tranche Facility plus the Outstanding Amount of all Euro Tranche Swing Line Loans at such time exceeds an amount equal to 105% of the Commitments then in effect with respect to the Incremental Euro Tranche Facility, then, within five Business Days after receipt of such notice, the Borrower shall prepay, or cause to be prepaid, Incremental Revolving Tranche Loans and Euro Tranche Swing Line Loans in an aggregate amount sufficient to reduce the aggregate Outstanding Amount of such Loans as of such date of payment to an amount not to exceed 100% of the Commitments then effect with respect to the Incremental Euro Tranche Facility.

(j) Commitment Fees. The Borrower shall pay to the Administrative Agent, for the account of each Incremental Revolving Tranche Lender, subject to adjustment as provided in Section 1(l) below, a commitment fee for the period from and including the first day of the Incremental Revolving Tranche Commitment Period to the last day of the Incremental Revolving Tranche Commitment Period, computed at the Commitment Fee Rate (as amended pursuant Section 2 below) on the average daily amount of the Available Incremental Revolving Tranche

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Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the first Business Day of each January, April, July and October and on the Termination Date with respect to the Incremental Revolving Tranche Facilities or such earlier date as the Commitments thereunder shall terminate as provided herein or in the Credit Agreement, commencing on October 1, 2013.

(k) General Provisions Applicable to Incremental Revolving Tranche Loans and Euro Tranche Swing Line Loans. For all purposes and uses in Sections 4 of the Credit Agreement, all references to “the Borrower” shall be deemed to be a reference to “each Incremental Revolving Tranche Borrower” or “the applicable Incremental Revolving Tranche Borrower,” as appropriate, mutatis mutandis, including, without limitation, for the purposes of payments and tax withholding in respect of each Incremental Revolving Tranche Facility and all Applicable Foreign Obligor Documents (as defined in Section 2(f) below), but in all cases subject to the limitation in Section 1(o)(iii) below with respect to the several liability of each Incremental Revolving Tranche Borrower that is a Foreign Subsidiary.

(l) Defaulting Lenders. Any provision applicable to the Revolving Credit Lenders, the Swing Line Lender or related Fronting Exposure in respect of the Swing Line Sublimit in subsection 4.6(e) of the Credit Agreement shall be deemed to include, as applicable, references to the Incremental Euro Tranche Lenders, Euro Tranche Swing Line Lender and such Defaulting Lender’s Applicable Percentage of Euro Tranche Swing Line Loans other than Euro Tranche Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms of such subsection 4.6(e) after application of this Section 1(l).

(m) Amendments and Waivers. Each Lender’s Incremental Revolving Tranche Commitment shall be subject to increase or extension on the same terms as other Facilities of other classes pursuant to subsections 11.1(a)(ii) and (iii) of the Credit Agreement. Without limitation of the foregoing, no waiver, amendment, supplement or modification shall (i) amend, modify or waive any provision of Section 1(i) hereof relating to the prepayment of Incremental Revolving Tranche Loans or Section 1(e) relating to the reduction of the Incremental Revolving Tranche Commitments (in each case, including any relevant provision of the Credit Agreement incorporated therein by reference) without the consent of the Required Incremental Revolving Tranche Lenders in respect of the applicable Incremental Revolving Tranche Facility; provided that no amendment, modification or waiver pursuant to this clause (m) that is approved by such Required Incremental Revolving Tranche Lenders of a particular Facility shall disproportionately reduce the amount of any prepayment or commitment reduction of any other Incremental Revolving Tranche Lender under such Facility without the consent of such Lender; or (ii) amend, modify or waive any provision of the Credit Agreement (including without limitation this Amendment) at a time when any Default or Event of Default has occurred and is continuing or when the conditions set forth in subsections 6.2(a) or 6.2(d) of the Credit Agreement or, in the case of an Incremental Revolving Tranche Borrower other than the Borrower, the conditions of Section 1(o) to the designation of such Subsidiary as an Incremental Revolving Tranche Borrower, cannot be satisfied, which amendment, waiver or modification would have the effect of eliminating any such Default, Event of Default or condition, in each case, for the purposes of determining whether the conditions precedent set forth in subsection 6.2 of the Credit Agreement

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or Section 1(o) to the making of any Incremental Revolving Tranche Loan or Euro Tranche Swing Line Loan has been satisfied, without the written consent of the Required Incremental Revolving Tranche Lenders in respect of the applicable Facility, and, in the case of Euro Tranche Swing Line Loans, the Euro Tranche Swing Line Lender.

(n) Notes. Each Incremental Revolving Tranche Borrower agrees that, promptly upon the request to the Administrative Agent by any Lender, in order to evidence such Lender’s Incremental Revolving Tranche Loans, such Incremental Revolving Tranche Borrower will execute and deliver to such Lender a promissory note in form and substance satisfactory to the Administrative Agent and such Lender in respect of each applicable Incremental Revolving Tranche Facility, with appropriate insertions as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the maximum principal amount of the Incremental Revolving Tranche Loans that may be made from time to time by such Lender to such Incremental Revolving Tranche Borrower.

(o) Incremental Revolving Tranche Borrowers.

(i) Effective as of the Amendment Effective Date, (i) each of the Borrower, Graphic Packaging International Europe Holdings B.V., a Netherlands private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), and Graphic Packaging International Limited, a limited liability company with separate legal identity incorporated in England under the Companies Act 2006, shall be permitted to borrow under the Incremental Euro Tranche Facility and (ii) each of the Borrower and Graphic Packaging International Japan Ltd., a Japanese stock corporation (kabushiki kaisha), shall be permitted to borrow under the Incremental Yen Tranche Facility (collectively, the “Incremental Revolving Tranche Borrowers”).

(ii) The Borrower may at any time, upon not less than 15 Business Days’ notice from the Borrower to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), designate any additional Wholly Owned Subsidiary of the Borrower (an “Applicant Borrower”) as being permitted to borrow under one or both of the Incremental Revolving Tranche Facilities by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each applicable Incremental Revolving Tranche Lender) a duly executed notice and agreement in substantially the form of Exhibit C attached hereto (an “Incremental Revolving Tranche Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize an Incremental Revolving Tranche Facility, (A) the Administrative Agent and each Incremental Revolving Tranche Lender under the applicable Facility shall have received all documentation and other information that such Person requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or such Lender in its sole discretion, and (B) each applicable Incremental Revolving Tranche Lender shall have received additional promissory notes of the type described in Section 1(n) above, in each case signed by such new Incremental Revolving Tranche

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Borrowers to the extent requested by such Lender. If the Administrative Agent and the Incremental Revolving Tranche Lenders agree that an Applicant Borrower shall be entitled to receive Incremental Revolving Tranche Loans under an Incremental Revolving Tranche Facility, then promptly following receipt of all such requested resolutions, incumbency certificates, opinions of counsel and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit D (an “Incremental Revolving Tranche Borrower Notice”) to the Borrower and the applicable Incremental Revolving Tranche Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Incremental Revolving Tranche Borrower for purposes hereof, whereupon each of the applicable Incremental Revolving Tranche Lenders agrees to permit such Applicant Borrower to receive Incremental Revolving Tranche Loans under the applicable Incremental Revolving Tranche Facility or Facilities on the terms and conditions set forth herein, and each of the parties agrees that such Applicant Borrower shall thereafter be an Incremental Revolving Tranche Borrower for all purposes of this Amendment and the Credit Agreement; provided that no Incremental Revolving Tranche Loan Notice or Euro Tranche Swing Line Loan Notice may be submitted by or on behalf of such Incremental Revolving Tranche Borrower until the date five Business Days after such effective date.

(iii) The Borrower Obligations of the Borrower and each Incremental Revolving Tranche Borrower that is a Domestic Subsidiary shall be joint and several in nature. The Borrower Obligations of all Incremental Revolving Tranche Borrowers that are Foreign Subsidiaries shall be several in nature. For the avoidance of doubt, (x) a Foreign Obligor is not liable for any Borrower Obligations under the Credit Agreement not directly incurred by such Foreign Obligor under the Incremental Revolving Tranche Facility to which such Foreign Obligor is a party and (y) no Foreign Obligor is providing any collateral security for its Borrower Obligations under the Incremental Revolving Tranche to which such Foreign Obligor is a party or for any other Borrower Obligations under the Credit Agreement and (z) no Foreign Obligor is a Guarantor of any Borrower Obligations under the Credit Agreement.

(iv) Each Subsidiary of the Borrower that is or becomes an “Incremental Revolving Tranche Borrower” pursuant to this Section 1(o) hereby irrevocably appoints the Borrower as its agent for all purposes relevant to this Amendment and the Credit Agreement and each of the other Loan Documents, including (x) the giving and receipt of notices, (y) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (z) the receipt of the proceeds of any Incremental Revolving Tranche Loans made by the Incremental Revolving Tranche Lenders to any such Incremental Revolving Tranche Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Incremental Revolving Tranche Facility Borrowers, or by each Incremental Revolving Tranche Facility Borrower acting singly, shall be valid and effective if given or taken only by the Borrower, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Borrower in accordance with the terms of this Agreement shall be deemed to have been delivered to each Incremental Revolving Tranche Borrower. Each Subsidiary of the Borrower that is or becomes an “Incremental Revolving Tranche Borrower” pursuant to this Section 1(o) also by its execution of this Amendment or the Incremental Revolving Tranche Borrower Request and Assumption

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Agreement to which it is a party hereby or thereby confirms and agrees that, on and after the Amendment Effective Date or the effective date upon which such Subsidiary constitutes an Incremental Revolving Tranche Borrower, it shall be and become a party to the Credit Agreement and shall be bound by the provisions thereof, as amended hereby and as further amended, restated or supplemented in accordance with subsection 11.1 thereof and, without limitation of the foregoing, irrevocably and unconditionally (1) submits for itself and its property in any legal action or proceeding relating to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to (subject to clause (4) below) the exclusive general jurisdiction of the courts of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (2) consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (3) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it c/o the Borrower at the address specified in subsection 11.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto; (4) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of the Administrative Agent, any Lender or any other Secured Party to sue in any other jurisdiction; (5) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any consequential or punitive damages; and (6) WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY NOTES OR OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

(v) The Borrower may from time to time, upon not less than 15 Business Days’ notice from the Borrower to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate an Incremental Revolving Tranche Borrower’s status as such; provided that either (i) there are no outstanding Loans payable by such Incremental Revolving Tranche Borrower, or other amounts payable by such Incremental Revolving Tranche Borrower on account of any Loans made to it, as of the effective date of such termination or (ii) another Person (which may include the Borrower) satisfactory to the Administrative Agent and the applicable Required Incremental Revolving Tranche Lenders in their sole discretion assumes the obligations of such terminating Incremental Revolving Tranche Borrower pursuant to such loan assumption documentation acceptable to the Administrative Agent. The Administrative Agent will promptly notify the Lenders of any such termination of an Incremental Revolving Tranche Borrower’s status.

(p) Status of Incremental Revolving Tranche Lenders. Each Incremental Revolving Tranche Lender represents and warrants to the Administrative Agent and each Incremental Revolving Tranche Borrower as follows:

(i) in the case of an Incremental Revolving Tranche Lender under the Incremental Euro Tranche Facility, such Lender is either (A) a “bank” for the purposes of

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section 991 of the Income Tax Act 2007 of the United Kingdom and is within the charge to UK corporation tax as respects the payments or (B) entitled to exemption from withholding Tax under the relevant double-taxation treaty and has received confirmation from HM Revenue & Customs that it is entitled to exemption from UK withholding Tax on payments to be received by it under the Incremental Euro Tranche Facility (or will promptly apply for and obtain such confirmation) and such confirmation has not expired or been withdrawn, and

(ii) in the case of an Incremental Revolving Tranche Lender under the Incremental Yen Tranche Facility, such Lender is either (A) a bank organized under the laws of Japan or a branch of such a Japanese bank or (B) a bank organized under the laws of the United States or a state thereof and a “bank” as referred to in Article 11, Paragraph 3(c)(i) of the Convention between the Government of Japan and the Government of the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income.

2. Amendments to the Credit Agreement. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is amended as follows:

(a) The following new definitions are inserted in subsection 1.1 of the Credit Agreement in the appropriate alphabetical positions therein:

“2012 Incremental Term Loan”: as defined in Amendment No. 1.

“2012 Incremental Term Loan Facility”: as defined in Amendment No. 1.

“2013 Incremental Revolving Tranche Facilities”: the Incremental Euro Tranche Facility and Incremental Yen Tranche Facility provided pursuant to Amendment No. 2, collectively.

“2013 Incremental Revolving Tranche Loans”: the Incremental Revolving Tranche Loans provided pursuant to Amendment No. 2.

“Amendment No. 1”: that certain Amendment No. 1 to Credit Agreement dated as of December 18, 2012, among the Borrower, Holding, GPC, the Subsidiaries of the Borrower party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 2”: that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement dated as of September 13, 2013, among the Borrower, Holding, GPC, the Subsidiaries of the Borrower party thereto as Incremental Revolving Tranche Borrowers and Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent.

“Anti-Social Conduct”: (a) a demand and conduct with force and arms; (b) an unreasonable demand and conduct having no legal cause; (c) threatening or committing violent behavior relating to its business transactions; (d) an action to defame the reputation or interfere with the business of any Secured Party by spreading rumor, using fraudulent means or resorting to force; or (e) other actions similar or analogous to any of the foregoing in any jurisdiction.

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“Anti-Social Group”: (a) an organized crime group (as defined in the Law relating to Prevention of Unjustifiable Acts by Gang Members of Japan (Law No. 77 of 1991, as amended)); (b) a member of an organized crime group; (c) a person who used to be a member of an organized crime group but has only ceased to be a member of an organized crime group for a period of less than 5 years; (d) a quasi-member of an organized crime group (bouryokudan jun-kosei-in); (e) a related or associated company of an organized crime group; (f) a corporate racketeer or blackmailer advocating social cause or a special intelligence organized crime group; or (g) a member of any other criminal force similar or analogous to any of the foregoing in any jurisdiction.

“Anti-Social Relationship”: in relation to a Person, (a) an Anti-Social Group controls its management; (b) an Anti-Social Group is substantively involved in its management; (c) it has entered into arrangements with an Anti-Social Group for the purpose of, or which have the effect of, unfairly benefiting itself or a third party or prejudicing a third party; (d) it is involved in the provision of funds or other benefits to an Anti-Social Group; or (e) any of its directors or any other person who is substantively involved in its management has a socially objectionable relationship with an Anti-Social Group.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation”: with respect to any Subsidiary Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee Obligation of such Subsidiary Guarantor with respect to, or the grant by such Subsidiary Guarantor of a Lien to secure, such Swap Obligation (or any Guarantee Obligation with respect thereto) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to subsection 9.17 of the Guarantee and Collateral Agreement and any other “keepwell, support or other agreement” for the benefit of such Subsidiary Guarantor and any and all guarantees of such Subsidiary Guarantor’s Swap Obligations by other Loan Parties) at the time the Guarantee Obligation of such Subsidiary Guarantor, or a grant by such Subsidiary Guarantor of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee Obligation or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Foreign Obligor”: a Loan Party that is a Foreign Subsidiary.

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“Incremental Revolving Tranche Borrower”: as defined in Section 1(c) of Amendment No. 2.

“Incremental Revolving Tranche Borrower Request and Assumption Agreement”: as defined in Section 1(o) of Amendment No. 2.

“LIBOR Quoted Currency”: each of the following currencies: Dollars, Euro, Sterling, Swiss Franc, and Yen, in each case as long as there is a published LIBOR rate with respect thereto.

“Non-LIBOR Quoted Currency”: any currency other than a LIBOR Quoted Currency.

“Rate Determination Date”: two Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided, that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as is reasonably determined by the Administrative Agent).

“Swap Obligation”: with respect to any Subsidiary Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swiss Franc”: the lawful currency of Switzerland.

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(b) The existing definitions of “Borrower Obligations,” “Eurocurrency Rate,” “Guarantor Obligations,” “Loan Documents,” “Pricing Grid,” “Sanctions” and “Termination Date” in subsection 1.1 of the Credit Agreement are deleted in their entirety and the following definitions are inserted in lieu thereof:

“Borrower Obligations”: the collective reference to all obligations and liabilities of the Borrower and the other Loan Parties (including, without limitation, any Subsidiary that is now or hereafter a borrower under any Incremental Facility) in respect of the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Unreimbursed Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any other Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Unreimbursed Amounts and all other obligations and liabilities of the Borrower and the other Loan Parties to the Secured Parties (other than the PBGC), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Loans, any Letter of Credit, any Bankers’ Acceptance, the other Loan Documents, any Secured Hedge Agreement, any Secured Cash Management Agreement, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any Secured Cash Management Agreement, or a termination of any transaction entered into pursuant to a Secured Hedge Agreement, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by any Loan Party pursuant to the terms of this Agreement or any other Loan Document).

“Eurocurrency Rate”: a rate per annum determined by the Administrative Agent pursuant to the following formula:

Eurocurrency Rate =	Eurocurrency Base Rate
1.00 – Eurocurrency Reserve Percentage

Where,

“Eurocurrency Base Rate” means:

(a) for any Interest Period with respect to a Eurocurrency Loan,

(i) in the case of a Eurocurrency Loan denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

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(ii) denominated in Canadian dollars, the rate per annum equal to the Canadian Dealer Offered Rate (“CDOR”) or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:00 a.m. (Toronto, Ontario time) on the Rate Determination Date with a term equivalent to such Interest Period; and

(iii) in the case of any other Eurocurrency Loan denominated in a Non-LIBOR Quoted Currency, the rate per annum as designated with respect to such currency at the time such currency was approved by the Administrative Agent and the Lenders pursuant to subsection 1.4 or, if such rate is unavailable on any date of determination for any reason, a comparable or successor rate approved by the Administrative Agent; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR or a comparable or successor rate approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied to the applicable Interest Period in a manner consistent with market practice; provided, further, that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. The Administrative Agent does not warrant, nor accept responsibility, nor shall it have any liability with respect to the administration, submission or any other matter related to LIBOR or any comparable or successor rate referenced in this definition above.

“Guarantor Obligations”: with respect to any Guarantor, the collective reference to (i) the Obligations guaranteed by such Guarantor pursuant to Section 2 of the Guarantee and Collateral Agreement and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with the Guarantee and Collateral Agreement, any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of the Guarantee and Collateral Agreement or any other Loan Document); provided that the “Guarantor Obligations” of a Subsidiary Guarantor shall exclude any Excluded Swap Obligations with respect to such Subsidiary Guarantor.

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“Loan Documents”: this Agreement, each Incremental Revolving Tranche Borrower Request and Assumption Agreement, any Notes, the Letter of Credit Applications, the Guarantee and Collateral Agreement, any Incremental Facility Amendment, any other Security Documents and any agreement creating or perfecting rights in Cash Collateral, each as amended, supplemented, waived or otherwise modified from time to time.

“Pricing Grid”: with respect to Term A Loans, 2012 Incremental Term Loans, Revolving Credit Loans, the 2013 Incremental Revolving Tranche Loans, Letters of Credit and Commitment Fee Rate:

Consolidated Total Leverage Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for Eurocurrency Loans and Letters of Credit	Commitment Fee Rate
Greater than or equal to 4.25 to 1.00	1.50%	2.50%	0.45%
Greater than or equal to 3.75 to 1.00, but less than 4.25 to 1.00	1.25%	2.25%	0.40%
Greater than or equal to 3.25 to 1.00, but less than 3.75 to 1.00	1.00%	2.00%	0.35%
Greater than or equal to 2.75 to 1.00, but less than 3.25 to 1.00	0.75%	1.75%	0.30%
Less than 2.75 to 1.00	0.50%	1.50%	0.25%

Subject to subsection 4.4(c), each determination of the Consolidated Total Leverage Ratio pursuant to the Pricing Grid shall be made in a manner consistent with the determination thereof made on the certificate delivered pursuant to subsection 7.2(a).

“Sanction(s)”: any international economic sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Termination Date”: (a) with respect to the Revolving Credit Facility and each of the 2013 Incremental Revolving Tranche Facilities, September 13, 2018, (b) with respect to the Term A Facility and the 2012 Incremental Term Loan Facility, September 13,

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2018, and (c) with respect to any other Incremental Term Facility or Incremental Revolving Tranche Facility, the final maturity specified in the applicable Incremental Facility Amendment; provided, however, that, in each case, if such date is not a Business Day, the Termination Date shall be the next preceding Business Day.

(c) The existing definition of “Mandatory Cost” in subsection 1.1 of the Credit Agreement and each reference in the Credit Agreement thereto (including without limitation Schedule D to the Credit Agreement) are deleted in their entirety, mutatis mutandis.

(d) The existing amortization grid set forth in subsection 2.5(a) of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

Date	Amount

October 1, 2013	$11,718,750
January 1, 2014	$11,718,750
April 1, 2014	$11,718,750
July 1, 2014	$11,718,750
October 1, 2014	$11,718,750
January 1, 2015	$11,718,750
April 1, 2015	$11,718,750
July 1, 2015	$11,718,750
October 1, 2015	$17,578,125
January 1, 2016	$17,578,125
April 1, 2016	$17,578,125
July 1, 2016	$17,578,125
October 1, 2016	$23,437,500
January 1, 2017	$23,437,500
April 1, 2017	$23,437,500
July 1, 2017	$23,437,500
October 1, 2017	$23,437,500
January 1, 2018	$23,437,500
April 1, 2018	$23,437,500
July 1, 2018	$23,437,500
Termination Date	Balance

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(e) The existing amortization grid set forth in subsection 2(g) of Amendment No. 1 is deleted in its entirety and the following is inserted in lieu thereof:

Date	Amount

October 1, 2013	$3,656,250
January 1, 2014	$3,656,250
April 1, 2014	$3,656,250
July 1, 2014	$3,656,250
October 1, 2014	$3,656,250
January 1, 2015	$3,656,250
April 1, 2015	$3,656,250
July 1, 2015	$3,656,250
October 1, 2015	$5,484,375
January 1, 2016	$5,484,375
April 1, 2016	$5,484,375
July 1, 2016	$5,484,375
October 1, 2016	$7,312,500
January 1, 2017	$7,312,500
April 1, 2017	$7,312,500
July 1, 2017	$7,312,500
October 1, 2017	$7,312,500
January 1, 2018	$7,312,500
April 1, 2018	$7,312,500
July 1, 2018	$7,312,500
Termination Date	Balance

(f) The existing Section 5 to the Credit Agreement is amended by (i) inserting “except as otherwise provided in subsection 5.21,” in the first paragraph thereof after “any Request for Credit Extension thereafter,” and before “the Borrower hereby” and (ii) inserting the following new subsection 5.21 in the appropriate numerical position therein:

5.21 Representations as to Foreign Obligors. Each of the Borrower and each Foreign Obligor represents and warrants to the Administrative Agent and the Lenders that:

(a) Such Foreign Obligor is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Obligor, the “Applicable Foreign Obligor Documents”), and the execution, delivery and performance by such Foreign Obligor of the Applicable Foreign Obligor Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Obligor nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Obligor is organized and existing in respect of its obligations under the Applicable Foreign Obligor Documents.

(b) The Applicable Foreign Obligor Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing for the enforcement thereof against such Foreign Obligor under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign

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Obligor Documents that the Applicable Foreign Obligor Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Obligor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Obligor Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Obligor Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid.

(c) There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Obligor is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Obligor Documents or (ii) on any payment to be made by such Foreign Obligor pursuant to the Applicable Foreign Obligor Documents, except for Excluded Taxes (as defined in subsection 4.9(b) of this Agreement) and except as has been disclosed to the Administrative Agent, in each case so long as (x) each Lender that is entitled to an exemption from or reduction of withholding Tax with respect of payments made to it under any Applicable Foreign Obligor Document from the applicable Incremental Revolving Tranche Borrower complies with the requirements of subsection 4.9(f) of the Credit Agreement, (y) in the case of each Lender under the Incremental Euro Tranche Facility, such Lender is either (A) a “bank” for the purposes of section 991 of the Income Tax Act 2007 of the United Kingdom and is within the charge to UK corporation tax as respects the payments or (B) entitled to exemption from withholding Tax under the relevant double-taxation treaty and has received confirmation from HM Revenue & Customs that it is entitled to exemption from UK withholding Tax on payments to be received by it under the Incremental Euro Tranche Facility and such confirmation has not expired or been withdrawn, and (z) in the case of each Lender under the Incremental Yen Tranche Facility, such Lender is either (A) a bank organized under the laws of Japan or a branch of such a Japanese bank or (B) a bank organized under the laws of the United States or a state thereof and a “bank” as referred to in Article 11, Paragraph 3(c)(i) of the Convention between the Government of Japan and the Government of the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income.

(d) The execution, delivery and performance of the Applicable Foreign Obligor Documents executed by such Foreign Obligor are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Obligor is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable).

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(e) In the case of each Incremental Revolving Tranche Borrower permitted to borrow under the Incremental Yen Tranche Facility provided pursuant to Amendment No. 2, such Person (i) either (A) had paid-in-capital (shihon kin) greater than ¥300,000,000 as of the effective date of such amendment or (B) had a net worth greater than ¥1,000,000,000 as of the last day of the most recently ended fiscal year of such Incremental Revolving Tranche Borrower, (ii) is not classified as an Anti-Social Group, (iii) does not have any Anti-Social Relationship and (iv) has not engaged in Anti-Social Conduct, whether directly or indirectly through a third party.

(g) The existing subsection 7.10 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

7.10 Approvals and Authorizations. Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Foreign Obligor is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents except to the extent the failure to maintain such authorizations, consents, approvals and licenses would not have a Material Adverse Effect and would not be reasonably be expected to impair the joint and several liability of the Borrower with respect to the obligations of such Foreign Obligor under the Loan Documents.

(h) The third parenthetical in clause (f)(i) of subsection 8.8 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

(subject, in the case of any Investments by the Borrower or any Guarantor in a Subsidiary that is not the Borrower or a Guarantor, to the limitations set forth in subsection 8.6(f))

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(i) The existing Section 8 to the Credit Agreement is amended by inserting the following new subsection 8.18 in the appropriate numerical position therein:

8.18 Anti-Social Group. In the case of each Incremental Revolving Tranche Borrower permitted to borrow under the Incremental Yen Tranche Facility provided pursuant to Amendment No. 2, (a) become a member of an Anti-Social Group, (b) have any Anti-Social Relationship or (c) engage in any Anti-Social Conduct, whether directly or indirectly through a third party; it being understood and agreed that the Borrower shall, or shall cause any applicable Incremental Revolving Tranche Borrower under such Facility to promptly provide to the Administrative Agent such documents or information pertaining to such Person and within the possession of the Borrower or any of its Subsidiaries (including, without limitation, registered or principal office, residential address, formal name and birth date) as the Administrative Agent shall reasonably request for the purposes of screening to identify Anti-Social Conduct, Anti-Social Groups or other matters by the Administrative Agent.

(j) Clause (a) of Section 9 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

(a) (i) The Borrower or any other Incremental Revolving Tranche Borrower shall fail to pay any principal of any Loan or any Unreimbursed Amount when due in accordance with the terms hereof (whether at stated maturity, by mandatory prepayment or otherwise); (ii) the Borrower or any other Incremental Revolving Tranche Borrower (other than a Foreign Obligor) shall fail to pay any interest on any Loan or any other amount payable hereunder (other than any amount payable with respect to obligations incurred by a Foreign Obligor under any Incremental Revolving Tranche Facility) within five days after any such interest or other amount becomes due in accordance with the terms hereof; or (iii) the Borrower or any other Incremental Revolving Tranche Borrower shall fail to pay any interest or any other amount payable with respect to obligations incurred by a Foreign Obligor under any Incremental Revolving Tranche Facility within ten days after any such interest or other amount becomes due in accordance with the terms hereof; or

(k) The existing Section 9 of the Credit Agreement is amended by inserting the following proviso at the end of the fourth paragraph of such Section:

; provided that Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth in Section 6.5 of the Guarantee and Collateral Agreement.

(l) The existing subsection 11.1(a)(vi) of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

(vi) release the Borrower from its Guarantee Obligations under the Guarantee and Collateral Agreement without the written consent of each Lender with Commitments or Obligations outstanding under each Facility subject to such release, release all or substantially all of the value of the Guarantee Obligations under the Guarantee and

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Collateral Agreement without the written consent of each Lender; or, in the aggregate (in a single transaction or a series), release all or substantially all of the Collateral without the written consent of each Lender, except as expressly permitted hereby or by any Security Document;

(m) The existing Schedule A to the Credit Agreement is deleted in its entirety and Schedule A attached hereto is inserted in lieu thereof.

The amendments to the Credit Agreement are limited to the extent specifically set forth above and, except as provided in Sections 1 and 2, no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.

3. Amendments to Guarantee and Collateral Agreement. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Guarantee and Collateral Agreement is amended as follows:

(a) The existing definition of “Guarantor” in subsection 1.1 of the Guarantee and Collateral Agreement is deleted in its entirety and the following definition is inserted in lieu thereof.

“Guarantor”: each Granting Party, including, as to any Borrower Obligations of the other Loan Parties, the Borrower.

(b) The existing subsection 2.1(a) of the Guarantee and Collateral Agreement is deleted in its entirety and the following is inserted in lieu thereof:

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Relevant Secured Parties, the prompt and complete payment and performance by the Borrower and each of the other Loan Parties when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations; provided that the obligations of a Subsidiary Guarantor under this subsection 2.1(a) shall exclude any Excluded Swap Obligations with respect to such Subsidiary Guarantor.

(c) The existing Section 9 to the Guarantee and Collateral Agreement is amended by inserting the following new subsection 9.17 in the appropriate numerical position therein:

9.17 Keepwell. Each Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Subsidiary Guarantor as may be needed by such Subsidiary Guarantor from time to time to honor all of its obligations under this Agreement and the other Loan Documents to which it is a party in respect of Swap Obligations that would, in absence of the agreement in this subsection 9.17, otherwise constitute Excluded Swap Obligations (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Guarantor’s obligations and undertakings under this subsection 9.17 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each

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Guarantor under this subsection 9.17 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Guarantor intends this subsection 9.17 to constitute, and this subsection 9.17 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Subsidiary Guarantor for all purposes of the Commodity Exchange Act.

The amendments to the Guarantee and Collateral Agreement are limited to the extent specifically set forth above and, except as provided in this Section 3, no other terms, covenants or provisions of the Guarantee and Collateral Agreement are intended to be affected hereby.

4. Joining Lender Acknowledgements. By its execution of this Amendment, each Joining Lender hereby confirms and agrees that, on and after the Amendment Effective Date, it shall be and become a party to the Credit Agreement as a Lender, and shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder with the Commitment applicable to such Lender identified on Schedule 1 attached hereto in addition to any commitment applicable thereto immediately prior to the effectiveness hereof. Each Joining Lender further (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is sophisticated with respect to decisions to acquire assets of the type presented by its Commitment and either it, or the Person exercising discretion in making its decision to acquire such asset, is experienced in acquiring assets of such type, (iii) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to subsection 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to acquire such asset, (iv) it has independently and without reliance upon the Administrative Agent or any other Lender, or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and its own decision to enter into this Amendment and to purchase such asset, (v) it is a bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution which makes or acquires commercial loans in the ordinary course of its activities, that it will participate under the Credit Agreement as a Lender for such commercial purposes, and that it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender thereunder and (vi) if it is a Foreign Lender, any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, has been duly completed and executed by such Lender and delivered to the Administrative Agent, and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, or any other Lender, or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and its own decisions in taking or not taking action under or based upon the Credit Agreement, any other Loan Document or any related agreement or any document furnished thereunder, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. On and after Amendment Effective Date, all references to the “Lenders” in the Credit Agreement shall be deemed to include the Joining Lenders.

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5. Effectiveness of Amendment and Commitments. This Amendment and the Commitments herein provided shall become effective upon the receipt by the Administrative Agent of each of the following (the date all of such items have been received, the “Amendment Effective Date”):

(a) Documents. The Administrative Agent shall have received (i) counterparts of this Amendment, duly executed by the Borrower, each Incremental Revolving Tranche Borrower, the Administrative Agent, each Guarantor and each Lender (including each Incremental Revolving Tranche Lender); (ii) each applicable Incremental Revolving Tranche Lender shall have received additional promissory notes of the type described in Section 1(n) above, in each case signed by each Incremental Revolving Tranche Borrowers to the extent requested by such Lender; (iii) the executed legal opinion of Alston & Bird LLP, special New York counsel to each of Holding, GPC, the Borrower and certain other Loan Parties; (iv) the executed legal opinion of Stephen A. Hellrung, counsel to each of Holding, the Borrower and certain other Loan Parties; (v) the executed legal opinion of Bird & Bird LLP, special Netherlands counsel to Graphic Packaging International Europe Holdings B.V. in its capacity as an Incremental Revolving Tranche Borrower; (vi) the executed legal opinion of Anderson Mōri & Tomotsune, special Japanese counsel to Graphic Packaging International Japan Ltd. in its capacity as an Incremental Revolving Tranche Borrower; and (vii) a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs subsections 6.2(a) and (b) of the Credit Agreement, it being understood that all references to “the date of such Borrowing” in such Subsection 6.2 shall be deemed to refer to the Amendment Effective Date.

(b) Incremental Revolving Tranche Borrower Documents. The Administrative Agent and each Incremental Revolving Tranche Lender shall have received all documentation and other information that such Person requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or such Lender in its sole discretion.

(c) Flood Insurance. With respect to any of the Mortgaged Properties having one or more Buildings located in an area identified by the Director of FEMA as having special flood hazards, if the Administrative Agent shall have delivered notice(s) to the relevant Loan Party as required pursuant to Section 208.25(i) of Regulation H of the Board, such Loan Party shall have delivered (i) an acknowledgment to the Administrative Agent as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (ii) evidence of applicable flood insurance, if available, in each case, in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise reasonably required by the Administrative Agent.

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(d) Corporate Proceedings of the Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or comparable body of the Borrower authorizing (i) the execution, delivery and performance of this Amendment, the Revolving Credit Notes and the other Loan Documents to be executed by the Borrower in connection with this Amendment, and (ii) the use of the Credit Extensions, if any, to the Borrower to occur on the Amendment Effective Date, in each case certified by the Secretary or an Assistant Secretary (or other individual providing similar duties) of the Borrower as of the Amendment Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later such resolution may modify any earlier such resolution), revoked or rescinded and are in full force and effect.

(e) Governing Documents. The Administrative Agent shall have received copies of the certificate or articles of incorporation and by-laws of the Borrower, certified as of the Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary (or other individual providing similar duties) of the Borrower certifying as to the absence of any amendment or change to such governing documents since the Closing Date.

(f) Federal Regulations. To the extent requested by the Administrative Agent or any Lender, the Borrower will furnish to the Administrative Agent or the Lender requesting same, a duly completed FR Form G-3 or FR Form U-1, referred to in Regulation U of the Board, together with such other evidence or information that the Administrative Agent or any Lender may reasonably require in order to ensure that no part of the proceeds of any Credit Extensions will be used for any purpose which violates the provisions of the Regulations of the Board, including without limitation Regulation T, Regulation U or Regulation X.

(g) Representations and Warranties. The representations and warranties set forth in Section 7 shall be true and correct as of such date.

(h) Fees and Expenses. All of the fees and expenses payable on the Amendment Effective Date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

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6. Ratification and Confirmation of Loan Documents; Borrower’s Acknowledgement of Guarantee Obligation. Each of the Borrower, GPC, Holding and the Subsidiary Guarantors hereby consents to, acknowledges and agrees to the amendments, agreements and acknowledgements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation the continuation of such Person’s payment and performance obligations thereunder and, in the case of the Borrower and the Subsidiary Guarantors, the continuation and extension of the liens and security interests granted thereunder, in each case upon and after the effectiveness of this Amendment and the amendments, agreements and acknowledgements contemplated hereby, including without limitation the expansion of the obligations for which such Person provides a guarantee and collateral security) and the enforceability of each such Loan Document against such Person in accordance with its terms. As a result of the amendments to the Guarantee and Collateral Agreement set forth in Section 3 above, the Borrower hereby acknowledges and agrees that, by its signature below, from and after the date hereof it will be a Guarantor under the Guarantee and Collateral Agreement and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which each Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent, for the ratable benefit of the Relevant Secured Parties (as defined in the Guarantee and Collateral Agreement), of the prompt and complete payment and performance by the other Incremental Revolving Tranche Borrowers and each of the other Loan Parties when due and payable (whether at the stated maturity, by acceleration or otherwise) of their respective Borrower Obligations (as defined in Section 2(b) above), all with the same force and effect as if the Borrower were a signatory to the Guarantee and Collateral Agreement as a “Guarantor”.

7. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party (including without limitation each Incremental Revolving Tranche Borrower) represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in subsection 5 of the Credit Agreement (including as modified in Section 2(f)) and in each of the other Loan Documents to which such Loan Party is a party or which are contained in any certificate furnished by or on behalf of such Loan Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, in each case with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Guarantee and Collateral Agreement as a “Guarantor”;

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(c) This Amendment has been duly authorized, executed and delivered by Holding, GPC, the Borrower, the other Incremental Revolving Tranche Borrowers party hereto and the Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(d) No Default or Event of Default has occurred and is continuing;

(e) The Consolidated Senior Secured Leverage Ratio is less than or equal to 2.75 to 1.00 after giving pro forma effect to any drawings under the Incremental Revolving Tranche Facilities on the effective date hereof; and

(f) Holding is in Pro Forma Compliance; provided that, for purposes of clauses (e) and (f), the Consolidated Senior Secured Leverage Ratio and the Financial Covenants shall be calculated as if the Incremental Revolving Tranche Facilities were fully drawn but using only the actual Total Revolving Credit Outstandings (and not the amount of the Revolving Credit Commitment) under the Revolving Credit Facility in effect immediately prior to the Amendment Effective Date.

8. Consent of Lenders. Each of the Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Alternative Currency Funding Fronting Lender hereby consents, acknowledges and agrees that each Incremental Revolving Tranche Lender providing a portion of the Incremental Revolving Tranche Commitments is satisfactory to it.

9. Entire Agreement. This Amendment, together with all the Loan Documents, that certain Engagement Letter dated August 19, 2013, by and between the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any fee letters executed in connection with this Amendment (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with subsection 11.1 of the Credit Agreement.

10. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

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11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

12. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of subsection 11.15 of the Credit Agreement.

13. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

14. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time, and this Amendment shall constitute a Loan Document.

15. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Incremental Revolving Tranche Borrowers, the Guarantors, the Administrative Agent, each of the Lenders and each of their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in subsection 11.6 of the Credit Agreement.

16. Post-Closing Deliveries. Notwithstanding any provision of this Amendment to the contrary, Graphic Packaging International Limited, a limited liability company with separate legal identity incorporated in England under the Companies Act 2006, shall not be permitted to borrow under the Incremental Euro Tranche Facility until receipt by the Administrative Agent of each of the following: (a) the executed legal opinion of Bird & Bird LLP, special English counsel to Graphic Packaging International Limited in its capacity as an Incremental Revolving Tranche Borrower; and (b) a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or comparable body of Graphic Packaging International Limited authorizing the execution, delivery and performance of this Amendment, the Revolving Credit Notes and the other Loan Documents to be executed by such Incremental Revolving Tranche Borrower in connection with this Amendment.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

GRAPHIC PACKAGING INTERNATIONAL, INC.

By:	/s/ Daniel J. Blount
Name:	Daniel J. Blount
Title:	SVP & Chief Financial Officer

HOLDING:

GRAPHIC PACKAGING HOLDING COMPANY

By:	/s/ Daniel J. Blount
Name:	Daniel J. Blount
Title:	SVP & Chief Financial Officer

GPC:

GRAPHIC PACKAGING CORPORATION

By:	/s/ Daniel J. Blount
Name:	Daniel J. Blount
Title:	SVP & Chief Financial Officer

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

ADDITIONAL INCREMENTAL EURO TRANCHE BORROWERS:

GRAPHIC PACKAGING INTERNATIONAL EUROPE HOLDINGS B.V.

By:	/s/ Joseph P. Yost
Name:	Joseph P. Yost
Title:	Managing Director

GRAPHIC PACKAGING INTERNATIONAL LIMITED

By:	/s/ Stephen A. Hellrung
Name:	Stephen A. Hellrung
Title:	Secretary and Director

ADDITIONAL INCREMENTAL YEN TRANCHE BORROWER:

GRAPHIC PACKAGING INTERNATIONAL JAPAN LTD.

By:	/s/ Deborah Frank
Name:	Deborah Frank
Title:	Corporate Auditor

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

SUBSIDIARY GUARANTORS:

BLUEGRASS LABELS COMPANY, LLC

By:	/s/ Daniel J. Blount
Name:	Daniel J. Blount
Title:	SVP & Chief Financial Officer

FIELD CONTAINER QUERETARO (USA), L.L.C.

By:	/s/ Daniel J. Blount
Name:	Daniel J. Blount
Title:	SVP & Chief Financial Officer

GRAPHIC FLEXIBLE PACKAGING, LLC

By:	/s/ Daniel J. Blount
Name:	Daniel J. Blount
Title:	Senior Vice President, Finance

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Rosanne Parsill
Name:	Rosanne Parsill
Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender, Euro Tranche Swing Line Lender, L/C Issuer and Alternative Currency Funding Fronting Lender

By:	/s/ John G. Taylor
Name:	John G. Taylor
Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

CITIBANK, N.A.

By:	/s/ Christopher Hartzell
Name:	Christopher Hartzell
Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

SUNTRUST BANK

By:	/s/ Vinay N. Desai
Name:	Vinay N. Desai
Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

AGFIRST FARM CREDIT BANK

By:	/s/ Neda K. Beal
	Name:	Neda K. Beal
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

AMERICAN SAVINGS BANK, F.S.B.

By:	/s/ Rian DuBach
	Name:	Rian DuBach
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

AOZORA BANK LTD.

By:	/s/ Masaki Onuma
	Name:	Masaki Onuma
	Title:	General Manager

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

ATLANTIC CAPITAL BANK

By:	/s/ J. Christopher Deisley
	Name:	J. Christopher Deisley
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

AZB FUNDING

By:	/s/ Masaki Onuma
	Name:	Masaki Onuma
	Title:	General Manager

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

BANK OF EAST ASIA LIMITED, NEW YORK BRANCH

By:	/s/ James Hua
	Name:	James Hua
	Title:	SVP

By:	/s/ Kitty Sin
	Name:	Kitty Sin
	Title:	SVP

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

BANK OF TAIWAN, NEW YORK BRANCH

By:	/s/ Kevin H. Hsieh
	Name:	Kevin H. Hsieh
	Title:	General Manager

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

BMO HARRIS FINANCING, INC.

By:	/s/ Mark W. Piekos
	Name:	Mark W. Piekos
	Title:	Managing Director

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert T. Barnaby
	Name:	Robert T. Barnaby
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

CAPITAL ONE BUSINESS CREDIT CORP. f/k/a CAPITAL ONE LEVERAGE FINANCE CORP.

By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

CATHAY BANK

By:	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

COBANK, ACB

By:	/s/ Zachary Carpenter
	Name:	Zachary Carpenter
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

COMERICA BANK

By:	/s/ Timothy O’Rourke
	Name:	Timothy O’Rourke
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

COMMUNITY & SOUTHERN BANK

By:	/s/ Brian R. McLean
	Name:	Brian R. McLean
	Title:	Senior Debt Specialist

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

COMPASS BANK

By:	/s/ Michael Dixon
	Name:	Michael Dixon
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH

By:	/s/ Theodore W. Cox
	Name:	Theodore W. Cox
	Title:	Executive Director

By:	/s/ Michael T. Harder
	Name:	Michael T. Harder
	Title:	Executive Director

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

FAR EAST NATIONAL BANK

By:	/s/ T.J. Chen
	Name:	T.J. Chen
	Title:	Executive Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

FARM CREDIT BANK OF TEXAS

By:	/s/ Chris M. Levine
	Name:	Chris M. Levine
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Bruce Dean
	Name:	Bruce Dean
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Kenneth W. Deere
	Name:	Kenneth W. Deere
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

FIRST HAWAIIAN BANK

By:	/s/ Jon Fukagawa
	Name:	Jon Fukagawa
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Jamie M. Swisher
	Name:	Jamie M. Swisher
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Chris Burns
	Name:	Chris Burns
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

LAND BANK OF TAIWAN, NEW YORK BRANCH

By:	/s/ Arthur Chen
	Name:	Arthur Chen
	Title:	General Manager

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

LLOYDS TSB BANK PLC

By:	/s/ Stephen Giacolone
	Name:	Stephen Giacolone
	Title:	Assistant Vice President – G011

By:	/s/ Dennis McClellan
	Name:	Dennis McClellan
	Title:	Assistant Vice President – M040

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

MANUFACTURERS BANK

By:	/s/ Sean Walker
	Name:	Sean Walker
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

MERCANTIL COMMERCEBANK N.A.

By:	/s/ Fernando Mesio
	Name:	Fernando Mesio
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

MODERN BANK, N.A.

By:	/s/ Vera McVey
	Name:	Vera McVey
	Title:	Senior Executive Vice President & Chief Credit Officer

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

NATIONAL PENN BANK

By:	/s/ Lori L. Meixell
	Name:	Lori L. Meixell
	Title:	AVP

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Susan J. Dimmick
	Name:	Susan J. Dimmick
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

RBS CITIZENS, N.A.

By:	/s/ Michael Makatis
	Name:	Michael Makatis
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

REGIONS BANK

By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

SOVEREIGN BANK, N.A.

By:	/s/ James R. Riley
	Name:	James R. Riley
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH

By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

SUMITOMO MITSUI TRUST BANK LIMITED, NEW YORK BRANCH

By:	/s/ Albert C. Tew II
	Name:	Albert C. Tew II
	Title:	Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

TD BANK N.A.

By:	/s/ Michele Dragonetti
	Name:	Michele Dragonetti
	Title:	Senior Vice President

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ George Stoecklein
	Name:	George Stoecklein
	Title:	Director

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew G. Payne
	Name:	Andrew G. Payne
	Title:	Director

Graphic Packaging International, Inc.

Amendment No. 2 to Credit Agreement

and Amendment No. 1 to Guarantee and Collateral Agreement

Signature Page

SCHEDULE 1

INCREMENTAL EURO TRANCHE COMMITMENTS

AND APPLICABLE PERCENTAGES

Incremental Euro Tranche Lender	Incremental Euro Tranche Commitment	Applicable Percentage of Incremental Euro Tranche Facility
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland” New York Branch	€22,500,000.00	30.000000000%
Lloyds TSB Bank plc	€22,500,000.00	30.000000000%
Compass Bank	€18,750,000.00	25.000000000%
Bank of America, N.A.	€11,250,000.00	15.000000000%

Total	€75,000,000.00	100.000000000%

INCREMENTAL YEN TRANCHE COMMITMENTS

AND APPLICABLE PERCENTAGES

Incremental Yen Tranche Lender	Incremental Yen Tranche Commitment	Applicable Percentage of Incremental Yen Tranche Facility
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	¥1,000,000,000.00	40.000000000%
Sumitomo Mitsui Banking Corporation, New York Branch	¥1,000,000,000.00	40.000000000%
Bank of America, N.A.	¥500,000,000.00	20.000000000%

Total	¥2,500,000,000.00	100.000000000%

SCHEDULE A

TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT’S OFFICE;

CERTAIN ADDRESSES FOR NOTICES

BORROWER:

Graphic Packaging International, Inc.
1500 Riveredge Parkway
Suite 100, 9th Floor
Atlanta, Georgia 30328
Attention: Chief Financial Officer
Telecopy:	(770) 644-2980
Telephone:	(770) 240-6060
Electronic mail: Daniel.Blount@graphicpkg.com

and

Attention:	Law Department
Telecopy:	(678) 918-4065
Telephone:	(770) 240-9090
Electronic mail: Steve.Hellrung@graphicpkg.com
Taxpayer identification number: 84-0772929
Website: www.graphicpkg.com

with copies to:

Alston & Bird LLP
1201 West Peachtree Street
Atlanta, Georgia 30319
Attention:	Richard W. Grice
Telecopy:	(404) 253-8269
Telephone:	(404) 881-7576

ADMINISTRATIVE AGENT:

Administrative Agent’s Office

(for payments and Requests for Credit Extensions under the Revolving Tranche Facility and Term Facilities):

Bank of America, N.A.
One Independence Center
101 N Tryon Street
Mail Code: NC1-001-04-39
Charlotte, North Carolina 28255-0001
Attention:	Lynne Barrett Cole
Credit Services Consultant
Telephone:	980.387.3614
Telecopier:	704.409.0003
Electronic Mail: lynne.b.cole@baml.com

(for payments and Requests for Credit Extensions under the applicable Incremental Revolving Tranche Facility):

INCREMENTAL EURO TRANCHE FACILITY:

Bank of America, N.A.
26 Elmfield Road
Bromley BR1 1LR
United Kingdom
Attention:	Loans Agency
Telephone:	+44 20 8313 2411
Telecopier:	+44 20 8313 2149
Electronic Mail: emea.7115loansagency@bankofamerica.com

INCREMENTAL YEN TRANCHE FACILITY:

Bank of America, N.A., Tokyo Branch
Nihonbashi 1-chome Building, 1-4-1 Nihonbashi, Chuo-ku, Tokyo 103-0027
Attention:	Takami Hishiyama / Nahoko Matsuba, Loan Administrative
Telephone:	81-3-6758-5013/5045
Telecopier:	81-3-6758-5071
Electronic Mail: takami-hishiyama@baml.com / nahoko.matsuba@baml.com

Other Notices as Administrative Agent:

Bank of America, N.A.
Agency Management
135 S. LaSalle Street
Mail Code: IL4-135-09-61
Chicago, Illinois 60603
Attention:	Rosanne Parsill
Agency Officer
Telephone:	312.923.1639
Telecopier:	877.206.8429
Electronic Mail: rosanne.parsill@baml.com

Wire Instructions:

Bank of America, N.A.
New York, New York
ABA #026009593
Account # 1366212250600
Account Name: Corporate Credit Services
Reference: Graphic Packaging Intl

L/C ISSUER:

for Issuing Standby Letters of Credit:

Bank of America, N.A.
Mail Code: CA9-705-07-05
1000 W. Temple Street
Los Angeles, California 90012-1514
Telephone:	1.800.541.6096 choose Trade product option
Telecopier:	213.457.8841
Standby Letter of Credit Email: los_angeles_standby_lc@bankofamerica.com for Issuing Commercial Letters of Credit:

Bank of America, N.A.
Mail Code: CA9-705-07-05
1000 W. Temple Street
Los Angeles, California 90012-1514
Telephone:	1.800.541.6096 choose Trade product option
Telecopier:	213.457.8841
Commercial Letter of Credit Email: los_angeles_commercial_lc@bankofamerica.com

SWING LINE LENDER:

Bank of America, N.A.
One Independence Center
101 N Tryon Street
Mail Code: NC1-001-04-39
Charlotte, North Carolina 28255-0001
Attention:	Lynne Barrett Cole
Credit Services Consultant
Telephone:	980.387.3614
Telecopier:	704.409.0003
Electronic Mail: lynne.b.cole@baml.com

EURO TRANCHE SWING LINE LENDER:

Bank of America, N.A.
26 Elmfield Road
Bromley BR1 1LR,
United Kingdom
Attention:	Loans Agency
Telephone:	+44 20 8313 2411
Telecopier:	+44 20 8313 2149
Electronic Mail: emea.7115loansagency@bankofamerica.com

EXHIBIT A-1

FORM OF INCREMENTAL EURO TRANCHE LOAN NOTICE

Date:                     ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

This Incremental Revolving Tranche Loan Notice is made and delivered pursuant to Section 1(d) of that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement dated as of September 13, 2013 (“Amendment No. 2) in respect of that certain Amended and Restated Credit Agreement dated as of March 16, 2012 (as in effect on the effective date of Amendment No. 2 and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Graphic Packaging International, Inc., a Delaware corporation (the “Borrower”), the Incremental Revolving Tranche Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender, Euro Tranche Swing Line Lender and Alternative Currency Funding Fronting Lender, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Incremental Revolving Tranche Loan Notice and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement

1.	The undersigned hereby requests (select one):

☐ A Borrowing under the Incremental Euro Tranche Facility

☐ A conversion or continuation of Loans under the Incremental Euro Tranche Facility

2.	On (a Business Day).

3.	In the amount of [€][£] .

4.	With an Interest Period of months.

[GRAPHIC PACKAGING INTERNATIONAL, INC.]
[GRAPHIC PACKAGING INTERNATIONAL EUROPE HOLDINGS B.V.]
[GRAPHIC PACKAGING INTERNATIONAL LIMITED]

By:
Name:
Title:

EXHIBIT A-2

FORM OF INCREMENTAL YEN TRANCHE LOAN NOTICE

Date:                     ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

This Incremental Revolving Tranche Loan Notice is made and delivered pursuant to Section 1(d) of that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement dated as of September 13, 2013 (“Amendment No. 2) in respect of that certain Amended and Restated Credit Agreement dated as of March 16, 2012 (as in effect on the effective date of Amendment No. 2 and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Graphic Packaging International, Inc., a Delaware corporation (the “Borrower”), the Incremental Revolving Tranche Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender, Euro Tranche Swing Line Lender and Alternative Currency Funding Fronting Lender, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Incremental Revolving Tranche Loan Notice and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement

1.	The undersigned hereby requests (select one):

☐ A Borrowing under the Incremental Yen Tranche Facility

☐ A conversion or continuation of Loans under the Incremental Yen Tranche Facility

2.	On (a Business Day).

3.	In the amount of ¥ .

4.	With an Interest Period of months.

[GRAPHIC PACKAGING INTERNATIONAL, INC.]
[GRAPHIC PACKAGING INTERNATIONAL JAPAN LTD.]

By:
Name:
Title:

EXHIBIT B

FORM OF

EURO TRANCHE SWING LINE LOAN NOTICE

Date:                     ,

To: Bank of America, N.A., as Euro Tranche Swing Line Lender

Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

This Euro Tranche Swing Line Loan Notice is made and delivered pursuant to Section 1(f) of that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement dated as of September 13, 2013 (“Amendment No. 2) in respect of that certain Amended and Restated Credit Agreement dated as of March 16, 2012 (as in effect on the effective date of Amendment No. 2 and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Graphic Packaging International, Inc., a Delaware corporation (the “Borrower”), the Incremental Revolving Tranche Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender, Euro Tranche Swing Line Lender and Alternative Currency Funding Fronting Lender, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Euro Tranche Swing Line Loan Notice and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

1.	The undersigned hereby requests a Euro Tranche Swing Line Loan:

2.	On (a Business Day).

3.	In the amount of [€][£] .

[[GRAPHIC PACKAGING INTERNATIONAL, INC.]
[GRAPHIC PACKAGING INTERNATIONAL EUROPE HOLDINGS B.V.]
[GRAPHIC PACKAGING INTERNATIONAL LIMITED]

By:
Name:
Title:

EXHIBIT C

FORM OF INCREMENTAL REVOLVING TRANCHE BORROWER

REQUEST AND ASSUMPTION AGREEMENT

Date:                     ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

This Incremental Revolving Tranche Borrower Request and Assumption Agreement is made and delivered pursuant to Section 1(o) of that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement dated as of September 13, 2013 (“Amendment No. 2) in respect of that certain Amended and Restated Credit Agreement dated as of March 16, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Graphic Packaging International, Inc., a Delaware corporation (the “Borrower”), the Incremental Revolving Tranche Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender, Euro Tranche Swing Line Lender and Alternative Currency Funding Fronting Lender, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Incremental Revolving Tranche Borrower Request and Assumption Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Each of                                          (the “Incremental Revolving Tranche Borrower”) and the Borrower hereby confirms, represents and warrants to the Administrative Agent and the Lenders that the Incremental Revolving Tranche Borrower is a Subsidiary of the Borrower.

The documents required to be delivered to the Administrative Agent under Section 1(o) of Amendment No. 2 will be furnished to the Administrative Agent in accordance with the requirements of the Credit Agreement (including Amendment No. 2).

Complete if the Incremental Revolving Tranche Borrower is a Domestic Subsidiary: The true and correct U.S. taxpayer identification number of the Incremental Revolving Tranche Borrower is             .

Complete if the Incremental Revolving Tranche Borrower is a Foreign Subsidiary: The true and correct unique identification number that has been issued to the Incremental Revolving Tranche Borrower by its jurisdiction of organization and the name of such jurisdiction are set forth below:

Identification Number	Jurisdiction of Organization

The parties hereto hereby confirm that with effect from the date of the Incremental Revolving Tranche Borrower Notice for the Incremental Revolving Tranche Borrower, the Incremental Revolving Tranche Borrower shall have obligations, duties and liabilities toward each of the other parties to the Credit Agreement identical to those which the Incremental Revolving Tranche Borrower would have had if the Incremental Revolving Tranche Borrower had been an original party to the Credit Agreement as a Borrower. Effective as of the date of the Incremental Revolving Tranche Borrower Notice for the Incremental Revolving Tranche Borrower, the Incremental Revolving Tranche Borrower confirms its acceptance of, and consents to, all representations and warranties, covenants, and other terms and provisions of the Credit Agreement.

The parties hereto hereby request that the Incremental Revolving Tranche Borrower be an Incremental Revolving Tranche Borrower (as defined in Amendment No. 2) and that the Incremental Revolving Tranche Borrower be entitled to receive Loans under the Incremental [Euro][Yen] Tranche Facility (as defined in Amendment No. 2) under the Credit Agreement (including Amendment No. 2), and understand, acknowledge and agree that neither the Incremental Revolving Tranche Borrower nor the Borrower on its behalf shall have any right to request any Loans for its account unless and until the date five Business Days after the effective date designated by the Administrative Agent in an Incremental Revolving Tranche Borrower Notice delivered to the Borrower and the Lenders pursuant to Section 1(o) of Amendment No. 2.

This Incremental Revolving Tranche Borrower Request and Assumption Agreement shall constitute a Loan Document under the Credit Agreement.

THIS INCREMENTAL REVOLVING TRANCHE BORROWER REQUEST AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Revolving Tranche Borrower Request and Assumption Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

[INCREMENTAL REVOLVING TRANCHE BORROWER]

By:
Name:
Title:

GRAPHIC PACKAGING INTERNATIONAL, INC.

By:
Name:
Title:

EXHIBIT D

FORM OF INCREMENTAL REVOLVING TRANCHE BORROWER NOTICE

Date:                     ,

To: Graphic Packaging International, Inc.

The Lenders party to the Credit Agreement referred to below

Ladies and Gentlemen:

This Incremental Revolving Tranche Borrower Notice is made and delivered pursuant to Section 1(o) of that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement dated as of September 13, 2013 (“Amendment No. 2) in respect of that certain Amended and Restated Credit Agreement dated as of March 16, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Graphic Packaging International, Inc., a Delaware corporation (the “Borrower”), the Incremental Revolving Tranche Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender, Euro Tranche Swing Line Lender and Alternative Currency Funding Fronting Lender, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Incremental Revolving Tranche Borrower Notice and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

The Administrative Agent hereby notifies the Borrower and the Lenders that effective as of the date hereof [                                        ] shall be an Incremental Revolving Tranche Borrower (as defined in Amendment No. 2) and be entitled to receive Loans under the Incremental [Euro][Yen] Tranche Facility for its account on the terms and conditions set forth in the Credit Agreement (including Amendment No. 2).

This Incremental Revolving Tranche Borrower Notice shall constitute a Loan Document under the Credit Agreement.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title: